UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): June 23, 2008

REX STORES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09097	31-1095548
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

2875 Needmore Road, Dayton, Ohio	45414
(Address of principal executive offices)	(Zip Code)

          Registrant’s telephone number, including area code: (937) 276-3931

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events.

REX Stores Corporation issued a press release announcing the Company’s Board of Directors has authorized the repurchase of up to an additional 500,000 of its common shares. REX also announced that it engaged Brown, Gibbons, Lang & Company Securities, Inc. (“BGL”) to assist it in identifying and evaluating strategic alternatives for its retail segment. The press release is furnished as Exhibit 99 to this report.

Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits. The following exhibits are furnished with this report.
                     99 Press Release dated June 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX STORES CORPORATION

Date: June 23, 2008	By:	/s/ DOUGLAS L. BRUGGEMAN
---------------------------------------------------
Name: Douglas L. Bruggeman
Title: Vice President-Finance,
Chief Financial Officer and
Treasurer